HENDERSON GLOBAL FUNDS

                            HENDERSON US FOCUS FUND

                       Supplement dated December 12, 2008
          to the Prospectus dated November 30, 2008 (the "Prospectus")

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees of Henderson Global Funds has determined that the termination and liquidation of Henderson US Focus Fund (the "Fund") is in the best interests of the Fund. Effective January 1, 2009, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by 401(k) plans and other similar accounts who require additional time to change investment options. Effective immediately, contingent deferred sales charges and redemption fees will be waived for shareholder redemptions. The anticipated liquidation date of the Fund is on or about March 31, 2009.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.